EXHIBIT 23.B




                    CONCENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our Firm under the caption "Experts" in the Registration Statement on Form S-3 (File No. 33-51216) of Greyhound Financial Corporation.


                                           /s/   COOPERS & LYBRAND
                                           ---------------------------------

New York, New York
March 9, 1994